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SunTrust

L. Phillip Humann
Chairman and CEO

Smith Barney Citigroup

Financial Services Conference

January 2005

This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between SunTrust Banks, Inc. (“SunTrust”) and
National Commerce Financial Corporation (“NCF”), including future financial and operating results, SunTrust’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers;
increased competition and its effects on pricing, spending, third-party relationships and revenues; the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the 2003 Annual Reports on Form 10-K of
SunTrust and NCF, and in the Quarterly Reports on Form 10-Q and 10-Q/A of SunTrust and
NCF filed with the Securities and Exchange Commission and available at the Securities and
Exchange Commission’s internet site (http://www.sec.gov). The forward-looking statements in this presentation speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This presentation could include some non-GAAP measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures can be found in
SunTrust’s earnings press release, on SunTrust’s website in the press release section of the
Investor Relations pages and in the appendix of this presentation.

TRANSLATING POTENTIAL INTO PERFORMANCE

Potential

Revenue and earnings momentum

Industry-leading credit quality

Strong LOB & sales results

Performance

High growth geographic footprint

Distinctive operating model

Sales and revenue focus

Investments for the future

TRANSLATING POTENTIAL INTO PERFORMANCE

Highest growth markets for Top 20

banks; 61% better than the national

average*

Top 5 rank in 20 of 25 largest high

growth markets in Southeast

#3 in market share in Southeast

Top 20 U.S. banks and thrifts by market cap as of July 16, 2004.
Weighted average based on MSA deposits. Source: SNL Financial

2003-2008 Projected

Weighted Average

Population Growth

8.7%

5.3%

Sun Trust

National Average

Distinctive Operating Model

Deliver “big bank” capabilities with local
decisions and responsiveness

Decisions close to customer

True client management

Ability to serve all segments

Strong Footprint

*

*

TRANSLATING POTENTIAL INTO PERFORMANCE

Ongoing Strategic Focus

Placing highest priority on sales and client
retention

Aligning top talent to key leadership
positions

Implementing new LOB revenue initiatives

Developing Capabilities
2000-2004

Streamlined administrative structure and
implemented series of operational initiatives

Introduced new geographic structure and
operating model

Focused on efficiency, ability to
deliver common customer experience

.84
.93
1.09
1.19
1.31
1.38
1.45
1.64
1.89
2.32
2.56
2.87
3.13
3.04
4.13
4.30
4.72
4.66
4.73
5.19
1.21
1.28
1.36
1.30
1.26
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
4Q 03
1Q 04
2Q 04
3Q 04
4Q 04

SunTrust

EPS Growth Back on Track

0.00

0.50

1.00

1.50

2.00

2.50

3.00

3.50

4.00

4.50

5.00

5.50

0.37

0.10

0.09

0.07

0.14

0.06

Growth      = 8.3%

CAGR       = (0.6)%

EPS

CAGR     = 10.1%

GAAP EPS

Reduction in EPS due to merger-related charges

(1)         EPS as originally reported and adjusted for stock splits. There are no adjustments for merger pooling.

(2)         CAGR and growth based on GAAP EPS excluding merger-related charges

CAGR       = 11.5%

0.05

(2)

(1)

(2)

(2)

(2)

4.67
2.80
4.76
2.87
4.91
2.91
4.93
2.94
5.10
3.08
5.13
3.03
5.36
3.03
5.43
3.03
5.18
3.09

SunTrust

CORE REVENUE GROWTH PER SHARE IMPROVING VERSUS
PEERS

$

0.00

0.50

1.00

1.50

2.00

2.50

3.00

3.50

4.00

4.50

5.00

4Q 02

1Q 03

2Q 03

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

STI = 9% Growth
Peers = 10% Growth

STI = 2% Growth
Peers = flat

Core revenue per share is calculated by dividing total revenue excluding securities gains and losses by average diluted shares for the quarter. The
Company believes core revenue is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven.

Total Revenue Growth for SunTrust was 27% 4Q 04 over 4Q 03 and 7% for 4Q 03 over 4Q 02, on a historical combined basis total revenue growth for
SunTrust was 5% 4Q 04 over 4Q 03

Wells Fargo, AmSouth, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and Mellon. Numbers presented are averages

(1)

(2)

Peers*

SunTrust

Source: SNL

*

(2)

(2)

(1)

1.72
1.26
1.80
1.34
2.02
1.37
1.93
1.42
2.00
1.49
2.08
1.50
2.23
1.50
2.28
1.46
2.15
1.50

SUNTRUST

FEE INCOME GROWTH PER SHARE IMPROVING VERSUS
PEERS(1)(2)

4Q 02

1Q 03

2Q 03

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

For more data on fee income and reconciliations, please refer to the appendix of this presentation

Fee Income excludes securities gains and losses.  Fee income per share is calculated by dividing fee income by average diluted shares for the quarter.
The Company believes fee income without securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven.

Wells Fargo, AmSouth, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC, Comerica, Northern Trust, BB&T and
Mellon.  Numbers presented are averages

(1)

(2)

Peers*

SunTrust

Source: SNL

*

$

0.00

2.50

STI = 16% Growth
Peers = 18% Growth

STI = 8% Growth
Peers = 1% Growth

2.00

1.50

1.00

0.50

NET INTEREST MARGIN TRENDS

3.5%

3.0%

2.5%

2.0%

1.5%

3Q01

4Q01

1Q03

1Q02

4Q02

2Q02

3Q02

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

3.56%

3.56%

3.51%

3.48%

3.38%

3.26%

3.21%

3.05%

2.98%

3.09%

3.13%

3.13%

3.11%

3.21%

3.12%

(1)

4.0%

(1) NCF added 9 b.p., organic margin improved 1 b.p.

70,313
79,370
70,361
79,905
73,166
80,936
74,122
83,753
90,601
100,137

SunTrust

Estimated Historical Combined (3)

10

24

34

31

Mortgage loans

13

14

82

33

Low cost deposits (2)

12%

8%

89%

29%

Deposits (2)

4Q04:3Q04
(Annualized)

4Q2004:
4Q2003

4Q04:3Q04
(Annualized)

4Q2004:
4Q2003

Highlights

LOAN AND DEPOSIT GROWTH (1)(2)

Real Estate Equity

Total Loans

63

26

135

8

32

78

28

8

120,000

100,000

80,000

60,000

40,000

20,000

0

Deposits

Loans

4Q 03

1Q 04

2Q 04

4Q 04

3Q 04

(1)

(3)

(2)

For more data on deposits and loans and reconciliations, please refer to the appendix of this presentation

Deposits = Consumer and Commercial Deposits, Low Cost Deposits = Demand Deposits + NOW + Savings

See appendix for reconciliations. SunTrust provides estimated historical combined information to facilitate a more appropriate computation of the organic growth of the combined organization

($ in millions)

$

INDUSTRY LEADING CREDIT QUALITY (1)

NPAs/(Loans+OREO+Repos)

NCOs/Average Loans

1.20

1.00

0.80

0.60

0.40

0.20

0.00

4Q02

1Q03

2Q03

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

4Q 02

1Q 03

2Q 03

3Q 03

4Q 03

1Q 04

2Q 04

3Q 04

4Q 04

0.70

0.60

0.50

0.40

0.30

0.20

0.00

0.10

(1) For more data on credit quality, please refer to the appendix of this presentation
(2) The peer averages obtained from SNL exclude repossessed assets

Wells Fargo, AmSouth, National City, Wachovia, US Bancorp, Fifth Third, Bank of America, KeyCorp, PNC,
Comerica, Northern Trust, BB&T and Mellon. Numbers presented are averages

Source: SNL

Peers* (2)

SunTrust

*

FOCUS ON EFFICIENCY

62.02

60.35

57.47

56.12

57.99

59.99

61.39

60.94

(1)

1998

1999

2000

2001

2002

2003

2004

70

65

55

25

35

50

30

60

40

45

20

Year over Year Growth Trends

Revenue Growth

Expense Growth

Sequential Annualized Growth Trends

Core Revenue Growth (3)

4%

1%

7%

1999

2000

2001

2002

2003

2004

3Q 04

4Q 04

2

(3)

flat

9

6

6

4

7

3

2

6

4

12

15

15

4

1

6

6  (2)

flat(2)

7  (2)

Reflected Revenue
Slowdown

(1)

(2)

(3)

Excluding merger related expenses, see appendix for reconciliations

Estimated historical combined basis.  Expense growth excludes merger related expenses and amortization of intangibles, see appendix for reconciliations

SunTrust presents total revenue excluding realized securities gains/losses.  The Company believes total revenue without securities gains/losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven.

TRANSLATING POTENTIAL INTO PERFORMANCE
Retail

Leverage our merger with National Commerce Financial to capture market share in new markets

Enhance existing Consumer Lending and Business Banking delivery channels by implementing the SunTrust Operating Model

Continue to emphasize the Perfect Client Experience in each Retail delivery channel

Enhance online experience and capabilities including Integrated Customer
Experience and Online Treasury Management Platform for Business Banking
clients

Engage clients in performing a “Money Makeover” to meet unvoiced needs

Expand Consumer Lending Home Equity products outside of the SunTrust footprint

Continued growth in the Equity Wholesale and Mortgage Cross-sell channels

Continue to grow branch network over next three years in high-growth markets

60-80 locations in 2005 with specific emphasis on Wal-Mart opportunities

Capture fair share of the Business Banking segment

Focus on increasing SBA originations

Partner with Branch Banking to drive a continuous
focus on Business Client acquisition and retention

Potential

Performance

11%

35,709

Net Income Growth

12%

2,898,414

Loan Growth

4%

$1,866,870

Deposit Growth

% Growth

$  Growth**

3Q 2004:3Q 2003*

* 4Q 04 not available until the 10-K is published

** Deposit and loan growth based on average balances for the quarter, in thousands

Long Term Growth
Rate Target:  8 – 10%

TRANSLATING POTENTIAL INTO PERFORMANCE
Commercial

Potential

Long Term Growth
Rate Target:  8 – 10%

Sustain market share gains through continued emphasis on strategic dialogue with clients, service excellence and industry specialization competencies

Capture greater share of business in each stage of client lifecycle

Utilize internal resources to provide capital in early growth stages

Capitalize on high market share and customer satisfaction to build relationships with mature clients and prospects

Provide succession planning and wealth monetization options
through LOB partners

Leverage the Commercial sales teams to achieve consistent levels of cross sales across regions

Focus on Capital Markets and Institutional Trust services

Build on strong Treasury Management and Commercial Card sales performance

Deepen commercial relationships with Private
Banking services

Improve yields and spreads on loan transactions
through improved profit modeling and pricing governance

Performance

(4)%

(6,744)

Net Income Growth

5%

1,081,472

Loan Growth

14%

$1,517,520

Deposit Growth

% Growth

$  Growth**

3Q 2004:3Q 2003*

* 4Q 04 not available until the 10-K is published

** Deposit and loan growth based on average balances for the quarter, in thousands

TRANSLATING POTENTIAL INTO PERFORMANCE
Corporate and Investment Banking

Enhance Capital Markets product capabilities that support 9-11% long-
term growth of CIB’s bottom line

Invest in current and new product capabilities to ensure that we have ‘competitive’ products for key client segments

Drive revenue from CIB, Commercial and PCS client bases

Improve the effectiveness of our relationship management process across all client bases

Develop a more dynamic Client Planning Process to enhance our strategic positioning with our top tier clients

Implement a new client segmentation model (Tier 1, 2, 3) to
improve coverage on clients that represent the greatest value proposition

Maintain the strong credit culture in CIB that allows us to
deliver ‘best in class’ performance

Performance

Potential

43%

42,418

Net Income Growth

(21)%

(3,487,340)

Loan Growth

9%

$271,786

Deposit Growth

% Growth

$ Growth**

3Q 2004:3Q 2003*

* 4Q 04 not available until the 10-K is published

** Deposit and loan growth based on average balances for the quarter, in thousands

Long Term Growth
Rate Target:  9 – 11%

TRANSLATING POTENTIAL INTO PERFORMANCE
Wealth & Investment Management

Aggressively expand and retain SunTrust share of emerging
wealth segments:

Enhance strategies and tactics to attract and retain
baby boomer retirement assets (including rollover)

Improve use of financial planning discipline to uncover
client needs and better position our broker capabilities

Expand Client Retention programs into SunTrust Securities,
Wealth Management, Retirement Services,
Trusco and Endowment and Foundations

Focus on growing insurance business

Integrate successful Private Banking units into Private
Wealth Management for a more comprehensive approach to
Wealth Management

Exceed the investment performance and service
expectations of our institutional clients

Performance

Potential

25%

11,036

Net Income Growth

11%

225,508

Loan Growth

36%

$542,210

Deposit Growth

% Growth

$ Growth**

3Q 2004:3Q 2003*

* 4Q 04 not available until the 10-K is published

** Deposit and loan growth based on average balances for the quarter, in thousands

Long Term Growth
Rate Target:  12 – 14%

TRANSLATING POTENTIAL INTO PERFORMANCE
Mortgage

Grow the sales force in all channels

Improve client satisfaction and profitability by reducing
the time elapsed between application and shipping

Continue to improve service quality, thereby improving
borrower retention

Strengthen our product offerings and distribution

capabilities:

Affiliated Business Arrangements

Second Lien Lending

Alternative Credit

Construction / Permanent Financing

Partner with Retail to improve the penetration rate of
mortgages within the STI client base and the sales of
banking products to mortgage borrowers

Performance

Potential

(15)%

(11,012)

Net Income Growth

40%

5,309,521

Loan Growth

(39)%

$(851,932)

Deposit Growth

% Growth

$ Growth**

3Q 2004:3Q 2003*

* 4Q 04 not available until the 10-K is published

** Deposit and loan growth based on average balances for the quarter, in thousands

Long Term Growth
Rate Target:  8 – 10%

LONG TERM GROWTH INITIATIVES RECAP

8 - 10%

Commercial

8 - 10%

SunTrust

8 - 10%

Mortgage

12 - 14%

Wealth & Investment
Management

9 - 11%

Corporate and Investment
Banking

8 - 10%

Retail

Long Term Growth
Rate Target

Business Line

SALES FOCUS PAYING OFF (1)

Retail

Private Client Services

Mortgage

Equity line sales
were up 35% over
4Q03

Retail investment
sales up 20% over
4Q03

Mortgage
closing volume
($s) up 26%
over 4Q03

Corp and Investment
Banking

Commercial

SunTrust Online

Debt Capital Markets
fees up 51% over
4Q03

Deposit balances up
16% over 4Q03

New deposit
accounts (#s) up
21%

(1)           These numbers represent legacy SunTrust

INTEGRATION TIMELINE SUMMARY

To date, we’ve successfully completed more than 44 % of the merger integration milestones (812 of 1,865 total integration milestones).

Regulatory Approval (8/04-9/04)

Change control process installed
(9/04)

Shareholder Approval (9/15/04)

Customer and employee impacts
cataloged

Leadership positions identified
8/31/04, 9/22/04

Added five new banking regions
Memphis, South Carolina, Triad,
Triangle, Mecklenburg) 7/19/04

NCF Consumer and Small
Business checking product rolled
out to SunTrust legacy footprint

Established and communicated
management positions:

Group LOBs

Region Presidents

Region LOBs

Market Presidents

Group Functional support

Commercial Team leads

Region Credit and Marketing

Operations unit managers

All revenue producing
relationships

Legal Closing
10/1/04

Procurement rollout 10/6/04
(anticipate $10MM in savings
by 2006)

Divestiture of deposits of $65
million and 3 branches
12/10/04

Migration to common pricing
begins (anticipate $25MM
incremental revenue by
2006)

Mitigation plans developed
for all customer and
employee impacts

Network connectivity and
infrastructure

Sequenced
Systems
Conversions
Begins

Completed Systems
Conversions:

Fixed Assets

Treasury

PCS Brokerage &
Insurance

Payroll/Benefits

Accounts Payable

Officer Knowledge

General Ledger

Non-Systems
Conversion
Begins

NCF ATM/Debit
Card Release

Buddy Bankers
Onsite

Store signage
installation

Complete Core
conversion

Trust Conversion

Bank Operations
Standard
Operational
Authorities
implementation

Branch consolidations
begin 4/22/05

Data center consolidation

3Q04

4Q04

1Q05

2Q05

3Q05

Ongoing Employee
Communications

FOCUSED ON RETAINING CUSTOMERS

Three-phase customer analysis
identifying effects of integration
on the customer so mitigation
activities can be planned to
promote retention and client
satisfaction

Phase I complete – over
one million households
analyzed with 80%
showing minimal or no
impact.

Phases II and III include
additional analysis, action
plan development and
special analysis in support
of conversion weekend

Comprehensive
communications program
designed to inform customers
of merger-related events or
changes.

Recent customer mailings:

Over one million
welcome letters

Securities letters and
other early conversion
communications

Upcoming major mailings
include:

Branch consolidations

Product/pricing letters
in March

Customer remediation plans
include phone follow-up,
employee communication,
training, and scripting.

Retention teams in all LOBs
are developing programs based
on results of the customers
profile analysis.

A Service Quality Excellence
Scorecard is produced monthly
that monitors 49 key service
measures across all lines of
business and major corporate
functions.

Activities scheduled in
planned waves

Special promotions

Sales opportunities

Client retention tracking
underway; will continue for
12-month period

Examples of key measures:

Telephone banking
average speed of
answer (ASA)

ATM availability

Mortgage client
satisfaction survey
scores

Action plans are in place to
ensure service quality is
maintained in all critical
areas

Customer Impact
Assessment

Communications

Retention
Implementation

Measurement and
Monitoring

BUILDING WITH PROVEN TALENT

Key Accomplishments

Key NCF Managers named in combined organization:

Bill Reed, former CEO of NCF, named vice chairman and head of Geographic
Banking(Florida, Central, Mid Atlantic, and the Carolinas) and Sales Administration.

Richard Furr, former chief operating officer at NCF, was named chairman, president and
CEO of the Carolinas Group.

Scott Edwards, former NCF chief administrative officer, was named Carolinas Group credit officer

David Popwell, former executive vice president for Financial Enterprises at NCF, was named chairman and CEO of the Memphis Region and Executive for specialty businesses.

Integrated NCF organizational structure, major business lines and support functions into the overall SunTrust organization.

Placed more than 160 NCF managers within in a geography, a business line or a support area

Mapped all NCF revenue producers to SunTrust position (over 3,200 positions)

Guaranteed positions to all branch personnel.

Created an Employee Experience team comprised of NCF and STI employees across lines of business, functions and geographies focused on employee communications, retention, morale, and merger readiness.

TRANSLATING POTENTIAL INTO PERFORMANCE

Potential

Revenue and earnings momentum

Industry-leading credit quality

Strong LOB & sales results

Performance

High growth geographic footprint

Distinctive operating model

Sales and revenue focus

Investments for the future

APPENDIX

SunTrust presents a return on average assets and return on average realized equity which exclude realized and unrealized securities gains/losses and dividends from The Coca-
Cola Company. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of
48.3 million shares of The Coca-Cola Company. The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven. The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security

Annualized
SunTrust presents selected financial data on an operating basis that excludes merger charges. The Company believes the exclusion of the merger charges, which represent incremental costs to integrate NCF’s operations, is more reflective of normalized operations

EARNINGS MOMENTUM

(442) b.p.

(348) b.p.

16.02

16.96

12.54

Return on Avg.
Realized Equity (1)

(275) b.p.

(247) b.p.

(322)b.p.

(294) b.p.

14.40

14.68

11.46

Return on Avg. Equity

flat

14 b.p.

1.04

1.18

1.18

Return on Avg. Assets less net
realized securities gains (1)

5 b.p.

11 b.p.

1 b.p.

7 b.p.

1.09

1.15

1.16

Return on Avg. Assets

3% (2)

8%

(12)% (2)

4%

1.21

1.30

1.26

Earnings per Share

114% (2)

38%

94% (2)

33%

$342.5

$368.8

$455.7

Net Income

4Q04 : 3Q04
Sequential
Change(3)

4Q04 : 4Q03
Change(3)

4Q04 : 3Q04
Sequential
Change

4Q04 : 4Q03
Change

4Q 2003

3Q 2004

4Q 2004

($ in millions except per share data)

(1)

(3)

(2)

FEE INCOME GROWTH

Estimated Historical
Combined(1)

4%

10%

78%

30%

273.6

298.3

356.8

Deposits and Other Fees

79%

12%

161%

32%

120.1

113.3

159.9

Broker Dealer Revenue

(12)%

10%

29%

24%

$129.6

$149.7

$160.5

Trust and Investment Mgmt.

4Q04:3Q04
(Annualized)

4Q2004:
4Q2003

4Q04:3Q04
(Annualized)

4Q2004:
4Q2003

4Q 2003

3Q 2004

4Q 2004

($ in millions)

Fee income growth momentum continuing

(1) See appendix for reconciliations

LOAN GROWTH

Driven by targeted sales initiatives

($ in millions)

8%

8%

78%

26/30%

79,370.1

83,753.2

100,137.5

Total Loans

28%

32%

135%

63%

6,740.7

8,238.6

11,016.4

Real Estate Equity

(3)%

4%

90%

28%

12,035.0

12,549.7

15,368.5

Consumer

(10)%

3%

8,435.0

8,882.9

8,661.6

Indirect

332%

86%

3,600.0

3,666.8

6,706.9

Direct

10%

24%

34%

31%

17,117.4

20,722.7

22,461.0

Mortgages

11%

7%

125%

36%

13,650.9

14,169.7

18,601.8

RE Comm. &Const

366%

108%

4,364.4

4,727.8

9,054.6

RE Construction

5%

3%

9,286.5

9,441.9

9,547.2

RE Commercial

5%

(3)%

66%

10/19%

$29,289.1

$27,630.5

$32,223.1

Commercial

4Q04:3Q04
(Annualized)

4Q2004:
4Q2003

4Q04:3Q04
(Annualized)

4Q2004:
4Q2003

4Q 2003

3Q 2004

4Q 2004

(1)

See appendix for reconciliations

(2)

The addition of direct and indirect

(3)

Higher growth rate adjusted for consolidation of Three Pillars

(3)

(2)

CUSTOMER DEPOSIT GROWTH

($ in millions)

13%

14%

82%

33%

36,937.3

40,914.4

49,261.7

Total low cost
deposits (2)

12%

8%

89%

29%

70,312.6

74,121.8

90,601.4

TOTAL (1)

21%

4%

225%

52%

11,101.5

10,773.0

16,832.7

CDs

(42)%

2%

39%

30%

6,248.9

7,424.7

8,139.3

SAV

5%

1%

37%

10%

22,273.8

22,434.4

24,507.0

MMA

42%

20%

121%

40%

12,102.3

12,999.5

16,940.7

NOW

16%

14%

72%

30%

$18,586.1

$20,490.2

$24,181.7

DDA

4Q04:3Q04
(Annualized)

4Q2004:
4Q2003

4Q04:3Q04
(Annualized)

4Q2004:
4Q2003

4Q 2003

3Q 2004

4Q 2004

Estimated Historical Combined(3)

(1)

Average quarterly Consumer and Commercial Deposits (excludes Broker & Foreign Deposits)

(2)

Total of DDA, NOW, Savings

(3)

See appendix for reconciliations

STRONG CREDIT QUALITY

3.4

4.0

6.0

4.4

4.9

Allowance to Charge-
offs (Years Coverage)

268.1%

309.7%

299.7%

315.7%

281.3%

Allowance to Non-
performing loans

$941,922

$936,972

$902,243

$892,974

$1,050,024

Allowance for loan
losses

0.47%

0.42%

0.39%

0.36%

0.40%

NPAs to
Loans/OREO/Other repo

$378,097

$331,912

$324,420

$304,216

$410,658

NPAs

0.35%

0.30%

0.19%

0.24%

0.21%

Net Charge-offs to Avg.
Loans

$69,787

$58,787

$37,556

$51,043

$53,893

Net Charge-offs

    4Q2003

       1Q2004

          2Q2004

     3Q2004

      4Q2004

($ in thousands)

Average Diluted Shares

Outstanding

Fee Income excluding securities

gains and losses

Fee Income excluding securities

RECONCILIATIONS APPENDIX

1,879,268

1,539,580

1,516,779

1,454,063

1,442,072

1,387,768

1,375,969

1,338,633

1,325,518

Core Revenue*

19,377

18,193

9,048

(4,927)

(19,501)

(31,098)

(31,238)

(42,039)

(39,547)

Securities losses/(gains)

1,859,891

1,521,387

1,507,731

1,458,990

1,461,573

1,418,866

1,407,207

1,380,672

1,365,065

Total Revenue

1,100,888

893,695

885,066

863,904

877,501

844,388

810,415

833,013

837,341

Net Interest Income-FTE

16,684

16,821

12,637

12,256

11,981

11,588

10,902

10,543

10,240

FTE adjustment

778,380

645,885

631,713

590,159

564,571

543,380

565,554

505,620

488,177

19,377

18,193

9,048

(4,927)

(19,501)

(31,098)

(31,238)

(42,039)

(39,547)

Securities losses/(gains)

759,003

627,692

622,665

595,086

584,072

574,478

596,792

547,659

527,724

Fee Income

1,084,204

876,874

872,429

851,648

865,520

832,800

799,513

822,470

827,101

Net Interest Income

5.18

5.43

5.36

5.13

5.10

4.93

4.91

4.76

4.67

Core Revenue Per Share

362,661

283,502

283,116

283,523

282,537

281,567

280,287

281,330

283,595

1,879,268

1,539,580

1,516,779

1,454,063

1,442,072

1,387,768

1,375,969

1,338,633

1,325,518

Core Revenue*

1,100,888

893,695

885,066

863,904

877,501

844,388

810,415

833,013

837,341

Net Interest Income-FTE

$778,380

$645,885

$631,713

$590,159

$564,571

$543,380

$565,554

$505,620

$488,177

4Q 04

3Q 04

2Q 04

1Q 04

4Q 03

3Q 03

2Q 03

1Q 03

4Q 02

(Dollars and shares in thousands except per share amounts)

* Also known as total revenue excluding securities gains and losses gains and losses

RECONCILIATIONS APPENDIX

* Also known as total revenue excluding securities gains and losses

6,389.7

5,544.4

5,347.5

5,192.2

4,915.4

4,923.0

4,619.2

Core Revenue*

6,389.7

5,544.4

5,347.5

5,192.2

4,915.4

4,923.0

4,619.2

Core Revenue*

41.7

(123.9)

(204.5)

(153.1)

(6.6)

109.1

(8.2)

Securities losses/(gains)

6,348.0

5,668.3

5,552.0

5,345.3

4,922.0

4,813.9

4,627.4

Total Revenue

58.4

45.0

39.5

40.8

39.9

42.5

44.4

FTE Adjustment

3,685.2

3,320.3

3,243.7

3,252.6

3,108.5

3,145.5

2,929.1

Net Interest Income

41.7

(123.9)

(204.5)

(153.1)

(6.6)

109.1

(8.2)

Securities losses/(gains)

$2,604.4

$2,303.0

$2,268.8

$2,051.9

$1,773.6

$1,625.9

$1,653.9

Fee Income

2004

2003

2002

2001

2000

1999

1998

(Dollars in millions)

RECONCILIATIONS APPENDIX

Quarter - to - Quarter Comparison						YTD Comparison
	4th Quarter 2004	3rd Quarter 2004	2nd Quarter 2004	1st Quarter 2004	4th Quarter 2003	December 31
						2004	2003
NON-GAAP MEASURES
(Dollars in thousands)

Net income	$455,729	$368,766	$386,571	$361,835	$342,507	$1,572,901	$1,332,297
Securities losses/(gains), net of tax	12,595	11,825	5,881	(3,203)	(12,676)	27,099	(80,519)
Net income excluding securities gains and losses	468,324	380,591	392,452	358,632	329,831	1,600,000	1,251,778
The Coca-Cola Company dividend, net of tax	(10,739)	(10,740)	(10,739)	(10,740)	(9,451)	(42,957)	(37,803)
Net income excluding securities gains and losses and The Coca-Cola Company dividend	$457,585	$369,851	$381,713	$347,892	$320,380	$1,557,043	$1,213,975

Total average assets	$156,570,092	$127,127,968	$127,287,458	$123,853,747	$124,756,099	$133,754,293	$122,325,361
Average net unrealized securities gains	(2,056,737)	(2,054,978)	(2,803,917)	(2,580,304)	(2,363,948)	(2,372,246)	(2,343,015)
Average assets less net unrealized securities gains	$154,513,355	$125,072,990	$124,483,541	$121,273,443	$122,392,151	$131,382,047	$119,982,346

Total average equity	$15,818,968	$9,992,905	$10,194,201	$9,840,282	$9,435,794	$11,469,482	$9,083,026
Average other comprehensive income	(1,304,553)	(1,318,332)	(1,804,833)	(1,645,712)	(1,503,355)	(1,517,227)	(1,486,125)
Total average realized equity	$14,514,415	$8,674,573	$8,389,368	$8,194,570	$7,932,439	$9,952,255	$7,596,901

Return on average total assets	1.16%	1.15%	1.22%	1.18%	1.09%	1.18%	1.09%
Impact of excluding net realized and unrealized securities gains/losses and The Coca-Cola Company dividend	0.02	0.03	0.01	(0.03)	(0.05)	0.01	(0.08)

Return on average total assets less net realized and unrealized securities gains/losses and The Coca-Cola Company dividend [1]	1.18%	1.18%	1.23%	1.15%	1.04%	1.19%	1.01%

Return on average total shareholders’ equity	11.46%	14.68%	15.25%	14.79%	14.40%	13.71%	14.67%
Impact of excluding net unrealized securities gains	1.08	2.28	3.05	2.28	1.62	1.94	1.31
Return on average realized shareholders’ equity [2]	12.54%	16.96%	18.30%	17.07%	16.02%	15.65%	15.98%
Net interest income	$1,084,204	$876,874	$872,429	$851,648	$865,520	$3,685,155	$3,320,303
FTE adjustment	16,684	16,821	12,637	12,256	11,981	58,398	45,014
Net interest income - FTE	1,100,888	893,695	885,066	863,904	877,501	3,743,553	3,365,317
Noninterest income	759,003	627,692	622,665	595,086	584,072	2,604,446	2,303,001
Total revenue	1,859,891	1,521,387	1,507,731	1,458,990	1,461,573	6,347,999	5,668,318
Securities losses/(gains)	19,377	18,193	9,048	(4,927)	(19,501)	41,691	(123,876)
Total revenue excluding securities gains and losses	$1,879,268	$1,539,580	$1,516,779	$1,454,063	$1,442,072	$6,389,690	$5,544,442
[1]	Computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.
[2]	Computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average realized shareholders’ equity.

RECONCILIATIONS APPENDIX

	4th Quarter 2004	YTD December 31 2004
SELECTED NON-GAAP OPERATING MEASURES [3]
(Dollars in thousands)

Net income	$455,729	$1,572,901
Merger expense, net of tax	18,461	18,461
Operating net income	474,190	1,591,362
Securities losses/(gains), net of tax	12,595	27,099
The Coca-Cola Company dividend, net of tax	(10,739)	(42,957)
Operating net income excluding securities gains/
losses and The Coca-Cola Company dividend	$476,046	$1,575,504

Noninterest expense	$1,148,992	$3,897,038
Merger expense	(28,401)	(28,401)
Noninterest expense excluding merger expense	$1,120,591	$3,868,637

Return on average total assets	1.16%	1.18%
Impact of excluding merger expense	0.04	0.01
Operating return on average total assets [4]	1.20%	1.19%

Return on average total shareholders’ equity	11.46%	13.71%
Impact of excluding merger expense	0.47	0.16
Operating return on average total shareholders’ equity [5]	11.93%	13.87%

Efficiency ratio	61.78%	61.39%
Impact of excluding merger expense	(1.53)	(0.45)
Operating efficiency ratio	60.25%	60.94%

Diluted earnings per share	$1.26	$5.19
Impact of excluding merger expense	0.05	0.06
Operating diluted earnings per share	$1.31	$5.25

3

SunTrust presents selected financial data on an operating basis that excludes merger charges. The Company believes the exclusion of the merger charges, which represent incremental costs to integrate NCF's operations, is more reflective of normalized operations.

4	Computed by dividing annualized operating net income by average total assets.
5	Computed by dividing annualized operating net income by average total shareholders' equity.

RECONCILIATIONS APPENDIX

Quarter - to - Quarter Comparison
	4th Quarter 2004	4th Quarter 2003	Change %
NON-GAAP DISCLOSURES FOR IMPACTS OF THREE
PILLARS [1]
(Dollars in millions)
Average loans - reported	$100,137	$79,370	26.2
Impact of Three Pillars	-	(2,243)
Average loans excluding Three Pillars	$100,137	$77,127	29.8
Average earning assets - reported	$136,450	$112,730	21.0
Impact of Three Pillars	-	(2,699)
Average earning assets excluding Three Pillars	$136,450	$110,031	24.0
Average commercial loans - reported	$32,223	$29,289	10.0
Impact of Three Pillars	-	(2,243)
Average commercial loans excluding Three Pillars	$32,223	$27,046	19.1
Average commercial loan yield - reported	4.45%	3.58%	24.3
Impact of Three Pillars	-	0.11
Average commercial loan yield excluding Three Pillars	4.45%	3.69%	20.6
Net interest margin - reported	3.21%	3.09%	3.9
Impact of Three Pillars	-	0.06
Net interest margin excluding Three Pillars	3.21%	3.15%	1.9

Quarter - to - Quarter Comparison
	4th Quarter 2004	3rd Quarter 2004	Change %[2]	4th Quarter 2004	4th Quarter 2004	Change %
REVENUE GROWTH RATE
(Dollars in thousands)
Total revenue excluding securities gains and losses	$1,879,268	$1,539,580	22.1	$1,879,268	$1,442,072	30.3
AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
(Dollars in thousands)
Demand deposits	$24,181,729	$20,490,191	18.0	$24,181,729	$18,586,159	30.1
NOW accounts	16,940,751	12,999,444	30.3	16,940,751	12,102,292	40.0
Savings	8,139,263	7,424,698	9.6	8,139,263	6,248,917	30.3
Total average low cost consumer and commercial deposits	$49,261,743	$40,914,333	20.4	$49,261,743	$36,937,368	33.4

1

Under the provisions of FASB Interpretation No. 46, SunTrust consolidated its commercial paper conduit, Three Pillars, effective July 1, 2003.
As of March 1, 2004, Three Pillars was restructured and deconsolidated. Adjustments were made to reported figures for comparability purposes.

2	Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

RECONCILIATIONS APPENDIX

	Quarter - to - Quarter Comparison					Quarter - to - Quarter Comparison
	4th Quarter 2004	3rd Quarter 2004	Increase/(Decrease)			4th Quarter 2004	4th Quarter 2003	Increase/(Decrease)
			Amount	%				Amount	%

STATEMENTS OF INCOME (Dollars in thousands)

NET INTEREST INCOME	$1,084,204	$1,071,689	$12,515	1.2	% [4]	$1,084,204	$1,060,948	$23,256	2.2

Provision for loan losses	37,099	60,818	(23,719)	(39.0)		37,099	82,668	(45,569)	(55.1)
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	1,047,105	1,010,871	36,234	3.6		1,047,105	978,280	68,825	7.0

NONINTEREST INCOME

Deposit and other fees [1]	356,777	353,573	3,204	0.9		356,777	323,081	33,696	10.4
Trust and investment management income	160,526	165,603	(5,077)	(3.1)		160,526	145,856	14,670	10.1
Broker / dealer revenue [2]	158,888	132,650	26,238	19.8		158,888	141,677	17,211	12.1
Other noninterest income	102,189	106,550	(4,361)	(4.1)		102,189	62,324	39,865	64.0
Noninterest income before securities (losses)/gains	778,380	758,376	20,004	2.6		778,380	672,938	105,442	15.7
Securities (losses)/gains	(19,377)	(16,565)	(2,812)	(17.0)		(19,377)	22,839	(42,216)	(184.8)
Total noninterest income	759,003	741,811	17,192	2.3		759,003	695,777	63,226	9.1

NONINTEREST EXPENSE

Personnel expense	612,861	605,325	7,536	1.2		612,861	591,575	21,286	3.6
Net occupancy expense	78,218	79,875	(1,657)	(2.1)		78,218	73,766	4,452	6.0
Outside processing and software	81,368	75,449	5,919	7.8		81,368	69,871	11,497	16.5
Equipment expense	50,765	50,904	(139)	(0.3)		50,765	52,926	(2,161)	(4.1)
Marketing and customer development	34,389	34,975	(586)	(1.7)		34,389	27,574	6,815	24.7
Other noninterest expense	231,231	242,693	(11,462)	(4.7)		231,231	200,602	30,629	15.3
Noninterest expense before amortization of intangible assets and merger expense	1,088,832	1,089,221	(389)	(0.0)		1,088,832	1,016,314	72,518	7.1
Amortization of intangible assets	31,759	28,132	3,627	12.9		31,759	30,716	1,043	3.4
Merger expense	28,401	-	28,401	100.0		28,401	-	28,401	100.0
Total noninterest expense	1,148,992	1,117,353	31,639	2.8		1,148,992	1,047,030	101,962	9.7

INCOME BEFORE INCOME TAXES	657,116	635,329	21,787	3.4		657,116	627,027	30,089	4.8
Provision for income taxes	201,387	198,926	2,461	1.2		201,387	195,019	6,368	3.3
NET INCOME FROM CONTINUING OPERATIONS	455,729	436,403	19,326	4.4		455,729	432,008	23,721	5.5
Income from discontinued operations, net of tax	-	-	-	-		-	767	(767)	(100.0)
NET INCOME	455,729	436,403	19,326	4.4		455,729	432,775	22,954	5.3
Merger expense, net of tax	18,461	-	18,461	100.0		18,461	-	18,461	100.0
OPERATING NET INCOME	$474,190	$436,403	$37,787	8.7%		$474,190	$432,775	$41,415	9.6

REVENUE (Dollars in thousands)

Net interest income	$1,084,204	$1,071,689	$12,515	1.2%		$1,084,204	$1,060,948	$23,256	2.2
FTE adjustment [3]	16,684	19,063	(2,379)	(12.5)		16,684	14,027	2,657	18.9
Net interest income – FTE	1,100,888	1,090,752	10,136	0.9		1,100,888	1,074,975	25,913	2.4
Noninterest income	759,003	741,811	17,192	2.3		759,003	695,777	63,226	9.1
Total revenue	1,859,891	1,832,563	27,328	1.5		1,859,891	1,770,752	89,139	5.0
Securities losses/(gains)	19,377	16,565	2,812	17.0		19,377	(22,839)	42,216	184.8
Total revenue excluding securities gains and losses	$1,879,268	$1,849,128	$30,140	1.6%		$1,879,268	$1,747,913	$131,355	7.5
[1]	Includes service charges on deposit, cards and other charges and fees.
[2]	Includes retail investment services, investment banking income and trading account profits and commissions.
[3]	NCF's FTE adjustments where reduced $4,001 from the third quarter 2004 and $4,917 from the fourth quarter of 2003 to confirm to SunTrust's methodology.
[4]	Multiply by 4 to calculate sequential annualized growth or reductions

RECONCILIATIONS APPENDIX

	Quarter - to - Quarter Comparison					Quarter - to - Quarter Comparison
	4th Quarter 2004	3rd Quarter 2004	Increase/(Decrease)			4th Quarter 2004	4th Quarter 2003	Increase/(Decrease)
			Amount	%				Amount	%
SELECTED AVERAGE BALANCES (Dollars in millions)
Average Loans [4]
Commercial [5]	$32,343	$31,977	$366	1.1	%7	$32,343	$33,344	$(1,001)	(3.0)%
Real estate 1-4 family	22,535	21,963	572	2.6		22,535	18,213	4,322	23.7
Real estate commercial and construction	18,660	18,155	505	2.8		18,660	17,489	1,171	6.7
Real estate equity	11,016	10,295	721	7.0		11,016	8,350	2,666	31.9
Consumer [6]	15,390	15,520	(130)	(0.8)		15,390	14,812	578	3.9
Credit cards	193	175	18	10.3		193	155	38	24.5
Total loans	$100,137	$98,085	$2,052	2.1%		$100,137	$92,363	$7,774	8.4%

Average deposits
Noninterest bearing deposits	$24,182	$23,239	$943	4.1%		$24,182	$21,141	$3,041	14.4%
NOW accounts	16,941	15,335	1,606	10.5		16,941	14,139	2,802	19.8
Money market accounts	24,507	24,211	296	1.2		24,507	24,304	203	0.8
Savings	8,139	9,099	(960)	(10.6)		8,139	7,982	157	2.0
Consumer time	12,084	11,882	202	1.7		12,084	12,390	(306)	(2.5)
Other time	4,748	4,112	636	15.5		4,748	3,833	915	23.9
Total consumer and commercial deposits	90,601	87,878	2,723	3.1		90,601	83,789	6,812	8.1
Brokered and foreign deposits	10,671	11,496	(825)	(7.2)		10,671	12,645	(1,974)	(15.6)
Total deposits	$101,272	$99,374	$1,898	1.9%		$101,272	$96,434	$4,838	5.0%

SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$354,241	$329,340	$24,901	7.6%		$354,241	$367,276	$(13,035)	(3.5)%
Restructured loans	19,049	19,724	(675)	(3.4)		19,049	14,782	4,267	28.9
Total nonperforming loans	373,290	349,064	24,226	6.9		373,290	382,058	(8,768)	(2.3)
Other real estate owned (OREO)	28,619	27,126	1,493	5.5		28,619	44,654	(16,035)	(35.9)
Other repossessed assets	8,749	15,082	(6,333)	(42.0)		8,749	14,908	(6,159)	(41.3)
Total nonperforming assets	$410,658	$391,272	$19,386	5.0%		$410,658	$441,620	$(30,962)	(7.0)%
4	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
5	The historical combined 4th quarter 2003 includes $2,243 related to the consolidation of SunTrust's commercial paper conduit, Three Pillars.
6	Includes consumer direct and consumer indirect loans.
7	Multiply by 4 to calculate sequential annualized growth or reductions

RECONCILIATIONS APPENDIX

	3rd Quarter 2004			4th Quarter 2003
	SunTrust	NCF	Historical Combined	SunTrust	NCF	Historical Combined
STATEMENTS OF INCOME (Dollars in thousands)

NET INTEREST INCOME	$876,874	$194,815	$1,071,689	$865,520	$195,428	$1,060,948
Provision for loan losses	41,774	19,044	60,818	70,286	12,382	82,668
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	835,100	175,771	1,010,871	795,234	183,046	978,280

NONINTEREST INCOME

Deposit and other fees [1]	298,328	55,245	353,573	273,567	49,514	323,081
Trust and investment management income	149,673	15,930	165,603	129,622	16,234	145,856
Broker / dealer revenue [2]	113,308	19,342	132,650	120,117	21,560	141,677
Other noninterest income	84,576	21,974	106,550	41,265	21,059	62,324
Noninterest income before securities (losses)/gains	645,885	112,491	758,376	564,571	108,367	672,938
Securities (losses)/gains	(18,193)	1,628	(16,565)	19,501	3,338	22,839
Total noninterest income	627,692	114,119	741,811	584,072	111,705	695,777

NONINTEREST EXPENSE

Personnel expense	527,734	77,591	605,325	516,171	75,404	591,575
Net occupancy expense	66,542	13,333	79,875	60,522	13,244	73,766
Outside processing and software	68,657	6,792	75,449	63,176	6,695	69,871
Equipment expense	43,275	7,629	50,904	45,527	7,399	52,926
Marketing and customer development	32,028	2,947	34,975	24,830	2,744	27,574
Other noninterest expense	176,020	66,673	242,693	158,189	42,413	200,602
Noninterest expense before amortization of
intangible assets	914,256	174,965	1,089,221	868,415	147,899	1,016,314
Amortization of intangible assets	15,593	12,539	28,132	16,379	14,337	30,716
Total noninterest expense	929,849	187,504	1,117,353	884,794	162,236	1,047,030

INCOME BEFORE INCOME TAXES	532,943	102,386	635,329	494,512	132,515	627,027
Provision for income taxes	164,177	34,749	198,926	152,005	43,014	195,019
NET INCOME FROM CONTINUING OPERATIONS	368,766	67,637	436,403	342,507	89,501	432,008
Income from discontinued operations, net of tax	-	-	-	-	767	767
NET INCOME	$368,766	$67,637	$436,403	$342,507	$90,268	$432,775

REVENUE (Dollars in thousands)
Net interest income	$876,874	$194,815	$1,071,689	$865,520	$195,428	$1,060,948
FTE adjustment [3]	16,821	2,242	19,063	11,981	2,046	14,027
Net interest income – FTE	893,695	197,057	1,090,752	877,501	197,474	1,074,975
Noninterest income	627,692	114,119	741,811	584,072	111,705	695,777
Total revenue	1,521,387	311,176	1,832,563	1,461,573	309,179	1,770,752
Securities losses/(gains)	18,193	(1,628)	16,565	(19,501)	(3,338)	(22,839)
Total revenue excluding securities gains and losses	$1,539,580	$309,548	$1,849,128	$1,442,072	$305,841	$1,747,913
[1]	Includes service charges on deposits, card and other charges and fees.
[2]	Includes retail investment services, investment banking income and trading account profits and commissions.
[3]	NCF’s FTE adjustments were reduced $4,001 from the third quarter 2004 and $4,917 from the fourth quarter of 2003 to conform to SunTrust’s methodology.

RECONCILIATIONS APPENDIX

	3rd Quarter 2004			4th Quarter 2003
	SunTrust	NCF	Historical Combined	SunTrust	NCF	Historical Combined
SELECTED AVERAGE BALANCES (Dollars in millions)

Average Loans [4]
Commercial [5]	$27,753	$4,224	$31,977	$29,484	$3,860	$33,344
Real estate 1-4 family	20,798	1,165	21,963	17,218	995	18,213
Real estate commercial and construction	14,231	3,924	18,155	13,713	3,776	17,489
Real estate equity	8,239	2,056	10,295	6,741	1,609	8,350
Consumer [6]	12,574	2,946	15,520	12,074	2,738	14,812
Credit cards	158	17	175	140	15	155
Total loans	$83,753	$14,332	$98,085	$79,370	$12,993	$92,363

Average deposits
Noninterest bearing deposits	$20,490	$2,749	$23,239	$18,586	$2,555	$21,141
NOW accounts	13,000	2,335	15,335	12,102	2,037	14,139
Money market accounts	22,434	1,777	24,211	22,274	2,030	24,304
Savings	7,425	1,674	9,099	6,249	1,733	7,982
Consumer time	6,967	4,915	11,882	7,601	4,789	12,390
Other time	3,806	306	4,112	3,501	332	3,833
Total consumer and commercial deposits	74,122	13,756	87,878	70,313	13,476	83,789
Brokered and foreign deposits	9,341	2,155	11,496	10,769	1,876	12,645
Total deposits	$83,463	$15,911	$99,374	$81,082	$15,352	$96,434

SELECTED CREDIT DATA (Dollars in thousands)
Nonaccrual loans	$263,127	$66,213	$329,340	$336,587	$30,689	$367,276
Restructured loans	19,724	-	19,724	14,782	-	14,782
Total nonperforming loans	282,851	66,213	349,064	351,369	30,689	382,058
Other real estate owned (OREO)	10,934	16,192	27,126	16,458	28,196	44,654
Other repossessed assets	10,431	4,651	15,082	10,270	4,638	14,908
Total nonperforming assets	$304,216	$87,056	$391,272	$378,097	$63,523	$441,620
[4]	SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.
[5]	SunTrust's 4th quarter 2003 includes $2,243 related to the consolidation of its commercial paper conduit, Three Pillars.
[6]	Includes consumer direct and consumer indirect loans.

USF
SRB
NEA
TTI
HSL
100
CALL FOR
ONE HUNDRED

SunTrust

L. Phillip Humann
Chairman and CEO

Smith Barney Citigroup

Financial Services Conference

January 2005